UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 5, 2009

WWA Group, Inc.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification Number)

Eric Montandon, Chief Executive Officer

2465 W. 12th St, Suite 2, Tempe, Arizona 85281-6981

     (Address of principal executive offices)

(480) 505-0070

     (Registrant's telephone number, including area code)

600 East Baseline Rd., Suite B3, Tempe, Arizona 85283

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

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On August 5, 2009 WWA Group, Inc. (“Company”) received a Pre-Penalty Notice (“Notice’) from the Office of Foreign Assets Control (“OFAC”). The Notice was issued based on OFAC’s belief that the Company has engaged in certain transactions prohibited by Executive Order(s) and or Regulations promulgated pursuant to the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq. in connection with the facilitation of auction related services to Iran and Sudan. The perceived violations have caused OFAC to propose a civil monetary penalty of $4,665,600 be imposed on the Company subject to adjustment based on evidence presented in response to the Notice.

The Notice process permits the Company to contact OFAC by telephone to initiate settlement discussions or otherwise provide a written response to the perceived violations within the permitted 30 day notice period prior to the issuance of a Penalty Notice.

The Company has contacted OFAC by telephone and intends to present evidence in order to negate the perception that it has operated in contravention of the laws of the United States.

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

WWA GROUP                              DATE

By: /s/ Eric Montandon                              August 13, 2009
Name: Eric Montandon

Title: Chief Executive Officer and Director

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